As filed with the Securities and Exchange Commission on March 8, 2005




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811- 09699
                                                     ----------



                           AMERICAN EAGLE FUNDS, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)



              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
              ----------------------------------------------------
              (Address of principal executive offices) (Zip code)



                                 JAMES R. JUNDT
                                 --------------
              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
              ----------------------------------------------------
                     (Name and address of agent for service)



                                 (800) 541-0677
                                 --------------
               Registrant's telephone number, including area code



Date of fiscal year end: 12/31/2004
                         ----------



Date of reporting period:  12/31/2004
                           ----------

ITEM 1. REPORT TO STOCKHOLDERS.






                                      [LOGO]

                           AMERICAN EAGLE FUNDS, INC.



                   AMERICAN EAGLE CAPITAL APPRECIATION FUND
                           AMERICAN EAGLE TWENTY FUND
                      AMERICAN EAGLE LARGE-CAP GROWTH FUND




                                  ANNUAL REPORT




                                DECEMBER 31, 2004

                 (This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS



DEAR SHAREHOLDER,
The past year can best be described as a period of big sector gains. Low interest rates led to major advances in housing and financial issues. Because most commodities are priced in dollars, a weak U.S. currency coupled with the rapid worldwide economic expansion, particularly in China and India, enabled commodity producers to experience their best profits in 20 years. The performance of the market averages and traditional growth stocks was more modest with most of the price appreciation occurring in the fourth quarter. Performance results of each of the American Eagle Funds for the year ended December 31, 2004 are as follows:


CAPITAL APPRECIATION FUND
The Capital Appreciation Fund exceeded its primary benchmark index but trailed its peer-group composite for 2004 (the Fund returned 6.93% in 2004). A significant holding throughout the year of the Fund was XM Satellite Radio
(XMSR) (22.5% of net assets at December 31, 2004). XMSR was up 42.7% for the year and was the major contributor to the positive performance of the Fund. Other holdings that generated positive returns to the Fund included AT&T Wireless and the shorting of S&P 500 and NASDAQ futures. These positive performers were partially offset by the negative performance of iPass Inc. The Fund has increased its holdings in the Computer Services/Software, Medical Devices and Discount sectors and significantly decreased its holdings in the Cable sector.


TWENTY FUND
The Twenty Fund exceeded both its primary benchmark index and its peer-group composite for 2004 (the Fund returned 18.52% in 2004). A significant holding throughout the year of the Fund was XMSR (24.3% of net assets at December 31, 2004). XMSR was up 42.7% for the year and was the major contributor to the positive performance of the Fund. Other holdings that generated positive returns to the Fund included AT&T Wireless and the shorting of S&P 500 and NASDAQ futures. The Fund has increased its holdings in the Computer Services/Software and Medical Devices sectors and significantly decreased its holdings in the Cable sector.


LARGE-CAP GROWTH FUND
The Large-Cap Growth Fund trailed both its primary benchmark indices and peer-group composite for 2004 (the Fund returned -0.76% in 2004). A significant portion of this underperformance was due to writing XMSR call and put options during the year. The Fund started to accumulate XMSR early in 2004 and held 16.2% of its net assets in XMSR at December 31, 2004. While the individual stock was up 42.7% for the year, it was not enough to overcome the losses realized on the call and put options during the year. In addition, a significant position in Charter Communications (down 44.3% for the year) contributed negatively to the Fund's performance. On the positive side, the Fund's position in AT&T Wireless, Sepracor Inc. and the shorting of S&P 500 and NASDAQ futures during the year resulted in gains to the Fund. The Fund has increased its holdings in the National Radio, Medical Devices and Discount sectors and decreased its holdings in the Cable and Cellular Services sector.


In 2004, each of the Funds' expense ratios continued to increase primarily due to their smaller asset base from net shareholder redemptions.


The Funds did not distribute any net realized capital gains on investments in 2004 due to the Funds' significant capital loss carryforwards. It is unlikely that future net realized capital gains, if any, would be distributed due to these significant capital loss carryforwards, until they have been offset or expire.


Though the indices are still below their highs of three years ago, 2004 ended with a degree of investor enthusiasm we have not seen for many years. The recent Investor Intelligence survey suggests that market participants at year-end 2004 were more bullish on the market's prospects than at any time since 1987. The VIX index, which measures volatility, is near a 10 year low. Investor confidence of this magnitude almost always results in a correction, if not a significant decline in stock prices -- not withstanding the state of the economic environment.


Corporate profits are expected to advance again in 2005, but the rate of gain is slowing. Admittedly, it's difficult to pinpoint definitely what will or could cause a change in investor sentiment. Last year's post election rally, however, indicates that a market dominated by hedge funds can change direction quickly. The first three days of 2005 recorded the worst three consecutive days of negative market breath since 2002.


There are other potentially disruptive developments. These include: (1) a widening balance of payment deficit which could trigger a currency crisis, (2) a rebound and further escalation of energy prices which would negatively impact consumer expenditures and raise inflation expectations and (3) an interest rate spike in reaction to the impact of the first two factors.


In 2005 there are also accounting rule changes and technical adjustments to the S&P 500 which may affect the markets. Stock options must be expensed for the first time. This will have the greatest negative impact on technology company earnings. The S&P will be reconstituted on the basis of the market float rather than on a total capitalization basis. As a consequence, the trillion-dollar index fund industry will have to

LETTER TO SHAREHOLDERS (concluded)


reconstruct the size of its holdings in individual component stocks.

The Funds' portfolios reflect our cautious outlook. In late 2004 and into early 2005, a partial hedge position is being maintained, overall exposure has been reduced and emphasis is being placed on companies whose growth prospects are substantially better than the general corporate profit float.

The pages that follow contain important information regarding the performance of each Fund for the one-year and five-year periods ending December 31, 2004, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.

Thank you for investing in the American Eagle Funds.

Sincerely,


[GRAPHIC OMITTED]

/s/ James R. Jundt

James R. Jundt
Chairman

AMERICAN EAGLE CAPITAL APPRECIATION FUND

THE AMERICAN EAGLE CAPITAL APPRECIATION FUND IS A NON-DIVERSIFIED FUND that employs an aggressive yet flexible investment program. In normal market conditions, the Fund emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2004
(as a percentage of net assets)
--------------------------------------------------------------------------------


                                  [PIE CHART]

                        Airlines                    0.2%
                        Biotechnology               8.5%
                        Cable                       9.5%
                        Computer Services/Software  8.6%
                        Consumer                    0.9%
                        Discount                    7.2%
                        Energy                      1.1%
                        Financial Services          0.9%
                        Internet Services           0.8%
                        Medical Devices            10.5%
                        Miscellaneous               5.9%
                        National Radio             22.5%
                        Oil Drilling Equipment
                          & Services                2.7%
                        Pharmaceuticals            12.1%
                        Satellite Television        0.8%
                        Semiconductor               2.5%
                        Specialty                   1.0%
                        Other Assets in excess
                          of Liabilities            4.3%

PERFORMANCE DATA: AMERICAN EAGLE CAPITAL APPRECIATION FUND


--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


               AMERICAN EAGLE
                   CAPITAL                                      LIPPER CAPITAL
                APPRECIATION           RUSSELL 1000              APPRECIATION
                   FUND(1)            GROWTH INDEX(2)            FUND INDEX(3)
--------------------------------------------------------------------------------
12/30/99           10000                  10000                     10000
3/31/00            13740                  10698                     10900
6/30/00            17620                  10397                      9846
9/30/00            20170                   9829                     10009
12/31/00           18467                   7723                      8707
3/31/01            16958                   6102                      7465
6/30/01            17354                   6609                      8061
9/30/01            12374                   5315                      6356
12/31/01           15297                   6108                      7321
3/31/02            13735                   5939                      7256
6/30/02             9222                   4820                      6216
9/30/02             8137                   4084                      5240
12/31/02            8224                   4363                      5565
3/31/03             9048                   4303                      5451
6/30/03            10849                   4906                      6292
9/30/03            11348                   5085                      6568
12/31/03           10958                   5783                      7368
3/31/04            11804                   5829                      7585
6/30/04            11023                   5942                      7645
9/30/04            10588                   5631                      7424
12/31/04           11717                   6150                      8200
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                                          SINCE
                                            1-YEAR        5-YEAR    INCEPTION(4)
-------------------------------------------------------------------------------
AMERICAN EAGLE CAPITAL APPRECIATION FUND     6.93%         3.22%           3.22%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                    6.30         (9.29)          (9.26)
--------------------------------------------------------------------------------
LIPPER CAPITAL APPRECIATION FUND INDEX      11.31         (4.07)          (3.89)
--------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING 1-800-335-0333.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING IN THE FUND. FOR THIS INFORMATION, PLEASE CALL 1-800-335-0333 TO OBTAIN A FREE COPY OF THE FUND'S PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Capital Appreciation Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

SCHEDULE OF INVESTMENTS                 American Eagle Capital Appreciation Fund
                                                               December 31, 2004

COMMON STOCKS
Industry Description and Issue                        Number of Shares              Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
AIRLINES (0.2%)
-------------------------------------------------------------------------------------------------------------
   JetBlue Airways Corporation (b)                                 200          $  4,552             $  4,644
   Northwest Airlines Corporation (b)                              100             1,071                1,093
                                                                                -----------------------------
                                                                                   5,623                5,737
                                                                                -----------------------------
BIOTECHNOLOGY (8.5%)
-------------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                                  500            29,755               32,075
   EntreMed, Inc. (b)                                           34,000           132,472              110,160
   Geron Corporation (b)                                         4,800            75,527               38,256
   The Medicines Company (b)                                     1,200            26,172               34,560
   NPS Pharmaceuticals, Inc. (b)                                 3,100            92,118               56,668
   Telik, Inc. (b)                                               1,400            28,000               26,796
                                                                                -----------------------------
                                                                                 384,044              298,515
                                                                                -----------------------------
CABLE (9.5%)
-------------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)                  67,200           175,673              150,528
   Comcast Corporation -- Class A (b)                            4,300           107,290              141,212
   Mediacom Communications Corporation -- Class A (b)            6,400            43,399               40,000
                                                                                -----------------------------
                                                                                 326,362              331,740
                                                                                -----------------------------
COMPUTER SERVICES/SOFTWARE (8.6%)
-------------------------------------------------------------------------------------------------------------
   Immersion Corporation (b)(d)                                 31,200           201,786              227,448
   Microsoft Corporation                                         2,700            73,634               72,117
                                                                                -----------------------------
                                                                                 275,420              299,565
                                                                                -----------------------------
CONSUMER (0.9%)
-------------------------------------------------------------------------------------------------------------
   Tate & Lyle PLC ADR (g)                                         900            33,375               32,675
                                                                                -----------------------------
                                                                                  33,375               32,675
                                                                                -----------------------------
DISCOUNT (7.2%)
-------------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation                                  2,600           123,974              125,866
   Target Corporation                                            1,500            77,337               77,895
   Wal-Mart Stores, Inc.                                           900            46,996               47,538
                                                                                -----------------------------
                                                                                 248,307              251,299
                                                                                -----------------------------
ENERGY (1.1%)
-------------------------------------------------------------------------------------------------------------
   ATP Oil & Gas Corporation (b)                                   100             1,310                1,858
   Suncor Energy, Inc. (g)                                       1,000            33,625               35,400
                                                                                -----------------------------
                                                                                  34,935               37,258
                                                                                -----------------------------
FINANCIAL SERVICES (0.9%)
-------------------------------------------------------------------------------------------------------------
   Willis Group Holdings Limited (g)                               800            32,889               32,936
                                                                                -----------------------------
                                                                                  32,889               32,936
                                                                                -----------------------------
INTERNET SERVICES (0.8%)
-------------------------------------------------------------------------------------------------------------
   Google, Inc. -- Class A (b)                                     100            18,556               19,310
   Shanda Interactive Entertainment Ltd ADR (b)(g)                 200             7,085                8,500
                                                                                -----------------------------
                                                                                  25,641               27,810
                                                                                -----------------------------

See accompanying notes to schedule of investments.                             5

SCHEDULE OF INVESTMENTS (continued)     American Eagle Capital Appreciation Fund
                                                               December 31, 2004

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                  Number of Shares                    Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
MEDICAL DEVICES (10.5%)
-------------------------------------------------------------------------------------------------------------
   Align Technology, Inc. (b)                              6,600            $     97,668           $   70,950
   Boston Scientific Corporation (b)                       2,500                  93,557               88,875
   C. R. Bard, Inc.                                          500                  26,982               31,990
   Diomed Holdings, Inc. (b)                              26,700                  92,198              115,344
   Stryker Corporation                                       800                  35,285               38,600
   Varian Medical Systems, Inc. (b)                          500                  18,649               21,620
                                                                            ---------------------------------
                                                                                 364,339              367,379
                                                                            ---------------------------------
MISCELLANEOUS (5.9%)
-------------------------------------------------------------------------------------------------------------
   iShares FTSE/Xinhua China 25 Index ADR Fund (b)(g)      2,600                 144,234              144,222
   OM Group, Inc. (b)                                      1,000                  35,635               32,420
   Youbet.com, Inc. (b)                                    5,800                  20,891               29,348
                                                                            ---------------------------------
                                                                                 200,760              205,990
                                                                            ---------------------------------
NATIONAL RADIO (22.5%)
-------------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(h)     21,000                  66,493              790,020
                                                                            ---------------------------------
                                                                                  66,493              790,020
                                                                            ---------------------------------
OIL DRILLING, EQUIPMENT & SERVICES (2.7%)
-------------------------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                                1,100                  70,869               73,645
   Transocean Inc. (b)(g)                                    500                  19,290               21,195
                                                                            ---------------------------------
                                                                                  90,159               94,840
                                                                            ---------------------------------
PHARMACEUTICALS (12.1%)
-------------------------------------------------------------------------------------------------------------
   Bioenvision, Inc. (b)                                  12,900                 147,652              115,584
   Eli Lilly and Company                                   1,500                  81,424               85,125
   Sanofi-Aventis ADR (g)                                  1,100                  44,227               44,055
   Sepracor Inc. (b)                                       3,000                 140,296              178,110
                                                                            ---------------------------------
                                                                                 413,599              422,874
                                                                            ---------------------------------
SATELLITE TELEVISION (0.8%)
-------------------------------------------------------------------------------------------------------------
   EchoStar Communications Corporation -- Class A (b)        900                  29,737               29,916
                                                                            ---------------------------------
                                                                                  29,737               29,916
                                                                            ---------------------------------
SEMICONDUCTOR (2.5%)
-------------------------------------------------------------------------------------------------------------
   SanDisk Corporation (b)                                 1,600                  39,710               39,952
   Transmeta Corporation (b)                              28,900                  54,918               47,107
                                                                            ---------------------------------
                                                                                  94,628               87,059
                                                                            ---------------------------------
SPECIALTY (1.0%)
-------------------------------------------------------------------------------------------------------------
   Amazon.com, Inc. (b)                                      800                  34,090               35,432
                                                                            ---------------------------------
                                                                                  34,090               35,432
                                                                            ---------------------------------
TOTAL COMMON STOCKS (95.7%)                                                    2,660,401            3,351,045
                                                                            =================================
   Total investments in securities (95.7%)                                  $  2,660,401(c)        $3,351,045
                                                                            ============
   Other assets in excess of liabilities (4.3%)                                                       151,671
                                                                                                   ----------
NET ASSETS (100.0%)                                                                                $3,502,716
                                                                                                   ==========

6                             See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (concluded)     American Eagle Capital Appreciation Fund
                                                               December 31, 2004

   Notes to Schedule of Investments:

   Percentage of investments as shown is the ratio of the total market value to total net assets.

   (a) Securities are valued by procedures described in the financial statements.

   (b) Presently non-income producing.

   (c) Cost for federal income tax purposes at December 31, 2004, was $3,327,876. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

       ------------------------------------------------------------------------
       Gross unrealized appreciation                                 $  925,444
       Gross unrealized depreciation                                   (902,275)
                                                                     ----------
       Net unrealized appreciation                                   $   23,169
       ------------------------------------------------------------------------

   (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the American Eagle Capital Appreciation Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2004. The activity for investments in Common Stocks of Affiliates is as follows:

                                  BEGINNING   PURCHASE   SALES     ENDING       ENDING      DIVIDEND   NET REALIZED
       DESCRIPTION                   COST       COST      COST      COST     MARKET VALUE    INCOME    GAINS/LOSSES
       ------------------------------------------------------------------------------------------------------------
       Immersion Corporation         $--      $201,786    $--     $201,786     $227,448        $--         $--
       ------------------------------------------------------------------------------------------------------------
       Total                         $--      $201,786    $--     $201,786     $227,448        $--         $--
       ------------------------------------------------------------------------------------------------------------

   (e) Schedule of Options Written:

       CONTRACTS (100 SHARES PER CONTRACT)                         MARKET VALUE
       ------------------------------------------------------------------------
       CALL OPTIONS
             Sepracor Inc.
       30    Expiration April 2005, Exercise Price $60.00               $13,650
             XM Satellite Radio Holdings Inc. -- Class A
       50    Expiration January 2006, Exercise Price $32.50              50,500
       ------------------------------------------------------------------------
       80    Total Call Options Written (Premiums received $40,309)     $64,150
       ------------------------------------------------------------------------

   (f) As of December 31, 2004, initial margin deposits of $135,000 have been pledged in connection with the following open short future contracts.


                                                                     UNREALIZED
       CONTRACTS        ISSUE                     MARKET VALUE     DEPRECIATION
       ------------------------------------------------------------------------
       9  NASDAQ 100 -- March 2005                 $1,465,650          $(12,569)
       ------------------------------------------------------------------------
       Total                                       $1,465,650          $(12,569)
       ------------------------------------------------------------------------

   (g) Represents foreign securities or Exchange Traded Funds holding primarily foreign securities, which are both listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

       ADR - American Depository Receipt

   (h) Securities partially on deposit, with a market value of $225,720, held in a margin account as collateral for short sales and options as of December 31, 2004.


See accompanying notes to financial statements.                                7

AMERICAN EAGLE TWENTY FUND

THE AMERICAN EAGLE TWENTY FUND IS A NON-DIVERSIFIED FUND THAT, IN NORMAL market conditions, maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2004
(as a percentage of net assets)
--------------------------------------------------------------------------------


                                  [PIE CHART]

                        Biotechnology               2.2%
                        Cable                       4.1%
                        Computer Services/Software  6.4%
                        Discount                    2.2%
                        Energy                      3.1%
                        Financial Services          1.0%
                        Medical Devices            11.8%
                        Miscellaneous               4.2%
                        National Radio             24.3%
                        Oil Drilling Equipment
                          & Services                2.3%
                        Pharmaceuticals             9.9%
                        Satellite Television        0.9%
                        Specialty                   0.9%
                        Other Assets in excess
                          of Liabilities           26.7%

PERFORMANCE DATA: AMERICAN EAGLE TWENTY FUND


--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


                                                                 LIPPER CAPITAL
               AMERICAN EAGLE          RUSSELL 1000               APPRECIATION
               TWENTY FUND(1)         GROWTH INDEX(2)             FUND INDEX(3)
--------------------------------------------------------------------------------
12/30/99          10000                   10000                       10000
3/31/00           12960                   10698                       10900
6/30/00           15970                   10397                        9846
9/30/00           17770                    9829                       10009
12/31/00          14966                    7723                        8707
3/31/01           12679                    6102                        7465
6/30/01           13319                    6609                        8061
9/30/01           10760                    5315                        6356
12/31/01          12650                    6108                        7321
3/31/02           12085                    5939                        7256
6/30/02            9227                    4820                        6216
9/30/02            8645                    4084                        5240
12/31/02           8363                    4363                        5565
3/31/03            9157                    4303                        5451
6/30/03           10603                    4906                        6292
9/30/03           11150                    5085                        6568
12/31/03          11238                    5783                        7368
3/31/04           12173                    5829                        7585
6/30/04           12014                    5942                        7645
9/30/04           12262                    5631                        7424
12/31/04          13320                    6150                        8200

--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                                          SINCE
                                            1-YEAR        5-YEAR    INCEPTION(4)
--------------------------------------------------------------------------------
AMERICAN EAGLE TWENTY FUND                  18.52%         5.90%           5.90%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                    6.30         (9.29)          (9.26)
--------------------------------------------------------------------------------
LIPPER CAPITAL APPRECIATION FUND INDEX      11.31         (4.07)          (3.89)
--------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING 1-800-335-0333.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING IN THE FUND. FOR THIS INFORMATION, PLEASE CALL 1-800-335-0333 TO OBTAIN A FREE COPY OF THE FUND'S PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Twenty Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

SCHEDULE OF INVESTMENTS                               American Eagle Twenty Fund
                                                               December 31, 2004

COMMON STOCKS
Industry Description and Issue                  Number of Shares                    Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.2%)
-------------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                         300                $ 17,853                $ 19,245
   ImClone Systems Incorporated (b)                       700                  39,235                  32,256
                                                                             --------------------------------
                                                                               57,088                  51,501
                                                                             --------------------------------
CABLE (4.1%)
-------------------------------------------------------------------------------------------------------------
   Comcast Corporation -- Class A (b)                   3,000                  75,067                  98,520
                                                                             --------------------------------
                                                                               75,067                  98,520
                                                                             --------------------------------
COMPUTER SERVICES/SOFTWARE (6.4%)
-------------------------------------------------------------------------------------------------------------
   Immersion Corporation (b)(d)                        21,000                 116,903                 153,090
                                                                             --------------------------------
                                                                              116,903                 153,090
                                                                             --------------------------------
DISCOUNT (2.2%)
-------------------------------------------------------------------------------------------------------------
   Target Corporation                                   1,000                  51,532                  51,930
                                                                             --------------------------------
                                                                               51,532                  51,930
                                                                             --------------------------------
ENERGY (3.1%)
-------------------------------------------------------------------------------------------------------------
   Suncor Energy, Inc. (g)                              2,100                  73,322                  74,340
                                                                             --------------------------------
                                                                               73,322                  74,340
                                                                             --------------------------------
FINANCIAL SERVICES (1.0%)
-------------------------------------------------------------------------------------------------------------
   Willis Group Holding Limited (g)                       600                  24,667                  24,702
                                                                             --------------------------------
                                                                               24,667                  24,702
                                                                             --------------------------------
MEDICAL DEVICES (11.8%)
-------------------------------------------------------------------------------------------------------------
   Align Technology, Inc. (b)                           6,000                  90,731                  64,500
   Boston Scientific Corporation (b)                    3,600                 121,494                 127,980
   Diomed Holdings, Inc. (b)                            5,700                  24,107                  24,624
   I-Flow Corporation (b)                               1,200                  23,872                  21,876
   Stryker Corporation                                    600                  26,464                  28,950
   Varian Medical Systems, Inc. (b)                       300                  11,225                  12,972
                                                                             --------------------------------
                                                                              297,893                 280,902
                                                                             --------------------------------
MISCELLANEOUS (4.2%)
-------------------------------------------------------------------------------------------------------------
   iShares FTSE/Xinhua China 25 Index Fund ADR (b)(g)   1,800                  99,854                  99,846
                                                                             --------------------------------
                                                                               99,854                  99,846
                                                                             --------------------------------
NATIONAL RADIO (24.3%)
-------------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(h)  15,400                  58,514                 579,348
                                                                             --------------------------------
                                                                               58,514                 579,348
                                                                             --------------------------------
OIL DRILLING, EQUIPMENT & SERVICES (2.3%)
-------------------------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                               800                  51,541                  53,560
                                                                             --------------------------------
                                                                               51,541                  53,560
                                                                             --------------------------------
PHARMACEUTICALS (9.9%)
-------------------------------------------------------------------------------------------------------------
   Sanofi-Aventis ADR (g)                               1,800                  72,426                  72,090
   Sepracor Inc. (b)                                    1,900                  90,123                 112,803
   Wyeth                                                1,200                  47,161                  51,108
                                                                             --------------------------------
                                                                              209,710                 236,001
                                                                             --------------------------------
SATELLITE TELEVISION (0.9%)
-------------------------------------------------------------------------------------------------------------
   EchoStar Communications Corporation -- Class A (b)     600                  19,825                  19,944
                                                                             --------------------------------
                                                                               19,825                  19,944
                                                                             --------------------------------

10                            See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (concluded)                   American Eagle Twenty Fund
                                                               December 31, 2004

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                  Number of Shares                    Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
SPECIALTY (0.9%)
-------------------------------------------------------------------------------------------------------------
   Amazon.com, Inc. (b)                                      500               $   21,304          $   22,145
                                                                               ------------------------------
                                                                                   21,304              22,145
                                                                               ------------------------------
TOTAL COMMON STOCKS (73.3%)                                                     1,157,220           1,745,829
                                                                               ==============================
   Total investments in securities (73.3%)                                     $1,157,220(c)       $1,745,829
                                                                               ==========
   Other assets in excess of liabilities (26.7%)                                                      634,156
                                                                                                   ----------
NET ASSETS (100.0%)                                                                                $2,379,985
                                                                                                   ==========

   Notes to Schedule of Investments:

   Percentage of investments as shown is the ratio of the total market value to total net assets.

   (a) Securities are valued by procedures described in the financial statements.

   (b) Presently non-income producing.

   (c) Cost for federal income tax purposes at December 31, 2004, was $1,430,119. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

       ------------------------------------------------------------------------
       Gross unrealized appreciation                                 $  625,796
       Gross unrealized depreciation                                   (310,086)
                                                                     ----------
       Net unrealized appreciation                                   $  315,710
       ------------------------------------------------------------------------

   (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the American Eagle Twenty Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2004. The activity for investments in Common Stocks of Affiliates is as follows:


                                  BEGINNING   PURCHASE   SALES     ENDING       ENDING      DIVIDEND   NET REALIZED
       DESCRIPTION                   COST       COST      COST      COST     MARKET VALUE    INCOME    GAINS/LOSSES
       ------------------------------------------------------------------------------------------------------------
       Immersion Corporation         $--      $116,903    $--     $116,903     $153,090        $--         $--
       ------------------------------------------------------------------------------------------------------------
       Total                         $--      $116,903    $--     $116,903     $153,090        $--         $--
       ============================================================================================================

   (e) Schedule of Options Written:


       CONTRACTS (100 SHARES PER CONTRACT)                          MARKET VALUE
       -------------------------------------------------------------------------
       CALL OPTIONS
             Sepracor Inc.
       19    Expiration April 2005, Exercise Price $60.00                $ 8,645
             XM Satellite Radio Holdings Inc. -- Class A
       30    Expiration January 2006, Exercise Price $32.50               30,300
       -------------------------------------------------------------------------
       49    Total Call Options Written (Premiums received $24,672)      $38,945
       =========================================================================

   (f) As of December 31, 2004, initial margin deposits of $90,000 have been pledged in connection with the following open short future contracts.


                                                                     UNREALIZED
       CONTRACTS        ISSUE                     MARKET VALUE     DEPRECIATION
       ------------------------------------------------------------------------
       6  NASDAQ 100 -- March 2005                  $977,100            $(9,961)
       ------------------------------------------------------------------------
       Total                                        $977,100            $(9,961)
       ========================================================================

   (g) Represents foreign securities or Exchange Traded Funds holding primarily foreign securities, which are both listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

       ADR - American Depository Receipt

   (h) Securities partially on deposit, with a market value of $180,576, held in a margin account as collateral for short sales and options as of December 31, 2004.


See accompanying notes to schedule of investments and financial statements.   11

AMERICAN EAGLE LARGE-CAP GROWTH FUND

THE AMERICAN EAGLE LARGE-CAP GROWTH FUND IS A NON-DIVERSIFIED FUND that, in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily large American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the Russell 1000 Growth Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2004
(as a percentage of net assets)
--------------------------------------------------------------------------------


                                  [PIE CHART]

                        Airlines                    0.1%
                        Biotechnology               4.9%
                        Cable                      12.1%
                        Computer Services/Software  3.3%
                        Discount                   12.1%
                        Energy                      1.5%
                        Financial Services          2.5%
                        Internet Services           1.2%
                        Medical Devices            13.1%
                        Miscellaneous               8.1%
                        National Radio             16.2%
                        Oil Drilling Equipment
                          & Services                2.9%
                        Pharmaceuticals            18.3%
                        Restaurants                 3.0%
                        Satellite Television        1.0%
                        Semiconductor               2.6%
                        Specialty                   1.7%
                        Wireless                    2.6%

                        Other Assets in excess
                          of Liabilities           -7.2%

PERFORMANCE DATA: AMERICAN EAGLE LARGE-CAP GROWTH FUND


--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


               AMERICAN EAGLE                                    LIPPER LARGE
                 LARGE-CAP             RUSSELL 1000               CAP GROWTH
               GROWTH FUND(1)         GROWTH INDEX(2)            FUND INDEX(3)
--------------------------------------------------------------------------------
12/29/00          10000                    10000                     10000
3/31/01            9190                     7901                      7794
6/30/01            9470                     8557                      8318
9/30/01            7620                     6882                      6666
12/31/01           9010                     7909                      7613
3/31/02            8680                     7690                      7420
6/30/02            6340                     6240                      6246
9/30/02            6300                     5287                      5245
12/31/02           6660                     5649                      5473
3/31/03            6810                     5572                      5388
6/30/03            7630                     6352                      6116
9/30/03            7920                     6584                      6311
12/31/03           7849                     7445                      6949
3/31/04            7999                     7503                      7034
6/30/04            7859                     7649                      7101
9/30/04            7430                     7249                      6789
12/31/04           7790                     7915                      7466
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                                          SINCE
                                               1-YEAR               INCEPTION(4)
-------------------------------------------------------------------------------
AMERICAN EAGLE LARGE-CAP GROWTH FUND           (0.76)%                   (6.04)%
-------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                       6.30                     (5.67)
-------------------------------------------------------------------------------
LIPPER LARGE CAP GROWTH FUND INDEX              7.45                     (7.03)
-------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING 1-800-335-0333.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING IN THE FUND. FOR THIS INFORMATION, PLEASE CALL 1-800-335-0333 TO OBTAIN A FREE COPY OF THE FUND'S PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


(1) Total return is based on a hypothetical investment at the Fund's inception on December 29, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Large Cap Growth Fund Index measures the composite performance of the 30 largest "large cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 29, 2000, for both the Fund's shares and for index data.

SCHEDULE OF INVESTMENTS                     American Eagle Large-Cap Growth Fund
                                                               December 31, 2004

COMMON STOCKS
Industry Description and Issue                  Number of Shares                    Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
AIRLINES (0.1%)
-------------------------------------------------------------------------------------------------------------
   JetBlue Airways Corporation (b)                           100                $  2,276             $  2,322
                                                                                -----------------------------
                                                                                   2,276                2,322
                                                                                -----------------------------
BIOTECHNOLOGY (4.9%)
-------------------------------------------------------------------------------------------------------------
   Amgen Inc. (b)                                            300                  17,853               19,245
   Gilead Sciences, Inc. (b)                                 800                  27,701               27,992
   ImClone Systems Incorporated (b)                          700                  38,070               32,256
                                                                                -----------------------------
                                                                                  83,624               79,493
                                                                                -----------------------------
CABLE (12.1%)
-------------------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)            48,200                 103,452              107,968
   Comcast Corporation -- Class A (b)                      2,700                  69,638               88,668
                                                                                -----------------------------
                                                                                 173,090              196,636
                                                                                -----------------------------
COMPUTER SERVICES/SOFTWARE (3.3%)
-------------------------------------------------------------------------------------------------------------
   Microsoft Corporation                                   2,000                  54,544               53,420
                                                                                -----------------------------
                                                                                  54,544               53,420
                                                                                -----------------------------
DISCOUNT (12.1%)
-------------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation                            1,600                  76,289               77,456
   The Home Depot, Inc.                                      400                  12,729               17,096
   Lowe's Companies, Inc.                                    400                  14,843               23,036
   Target Corporation                                        900                  46,437               46,737
   Wal-Mart Stores, Inc.                                     600                  31,326               31,692
                                                                                -----------------------------
                                                                                 181,624              196,017
                                                                                -----------------------------
ENERGY (1.5%)
-------------------------------------------------------------------------------------------------------------
   Suncor Energy, Inc. (f)                                  700                   23,538               24,780
                                                                                -----------------------------
                                                                                  23,538               24,780
                                                                                -----------------------------
FINANCIAL SERVICES (2.5%)
-------------------------------------------------------------------------------------------------------------
   Willis Group Holding Limited (f)                        1,000                  41,386               41,170
                                                                                -----------------------------
                                                                                  41,386               41,170
                                                                                -----------------------------
INTERNET SERVICES (1.2%)
-------------------------------------------------------------------------------------------------------------
   Google, Inc. -- Class A (b)                               100                  18,556               19,310
                                                                                -----------------------------
                                                                                  18,556               19,310
                                                                                -----------------------------
MEDICAL DEVICES (13.1%)
-------------------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)                       3,700                 138,152              131,535
   C. R. Bard, Inc.                                          300                  16,189               19,194
   Medtronic, Inc.                                           500                  24,155               24,835
   Stryker Corporation                                       500                  22,053               24,125
   Varian Medical Systems, Inc. (b)                          300                  11,225               12,972
                                                                                -----------------------------
                                                                                 211,774              212,661
                                                                                -----------------------------
MISCELLANEOUS (8.1%)
-------------------------------------------------------------------------------------------------------------
   Avon Products, Inc.                                       600                  23,435               23,220
   iShares FTSE/Xinhua China 25 Index Fund ADR (b)(f)      1,600                  88,759               88,752
   OM Group, Inc. (b)                                        600                  21,372               19,452
                                                                                -----------------------------
                                                                                 133,566              131,424
                                                                                -----------------------------

14                            See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (continued)         American Eagle Large-Cap Growth Fund
                                                               December 31, 2004

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                  Number of Shares                    Cost      Market Value (a)
-------------------------------------------------------------------------------------------------------------
NATIONAL RADIO (16.2%)
-------------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(g)      7,000              $  160,862           $  263,340
                                                                              ----------           ----------
                                                                                 160,862              263,340
                                                                              ----------           ----------
OIL DRILLING, EQUIPMENT & SERVICES (2.9%)
-------------------------------------------------------------------------------------------------------------
   Schlumberger Limited (f)                                  700                  45,098               46,865
                                                                              ----------           ----------
                                                                                  45,098               46,865
                                                                              ----------           ----------
PHARMACEUTICALS (18.3%)
-------------------------------------------------------------------------------------------------------------
   Allergan, Inc.                                            100                   7,338                8,107
   Cephalon, Inc. (b)                                        200                  11,235               10,176
   Eli Lilly and Company                                   1,400                  77,559               79,450
   Sanofi-Aventis ADR (f)                                    700                  28,133               28,035
   Sepracor Inc. (b)                                       2,100                 101,577              124,677
   Wyeth                                                   1,100                  43,240               46,849
                                                                              ----------           ----------
                                                                                 269,082              297,294
                                                                              ----------           ----------
RESTAURANTS (3.0%)
-------------------------------------------------------------------------------------------------------------
   The Cheesecake Factory Incorporated (b)                 1,500                  47,932               48,705
                                                                              ----------           ----------
                                                                                  47,932               48,705
                                                                              ----------           ----------
SATELLITE TELEVISION (1.0%)
-------------------------------------------------------------------------------------------------------------
   EchoStar Communications Corporation -- Class A (b)        500                  15,440               16,620
                                                                              ----------           ----------
                                                                                  15,440               16,620
                                                                              ----------           ----------
SEMICONDUCTOR (2.6%)
-------------------------------------------------------------------------------------------------------------
   SanDisk Corporation (b)                                 1,700                  40,474               42,449
                                                                              ----------           ----------
                                                                                  40,474               42,449
                                                                              ----------           ----------
SPECIALTY (1.7%)
-------------------------------------------------------------------------------------------------------------
   Amazon.com, Inc. (b)                                      500                  21,292               22,145
   Coach, Inc. (b)                                           100                   4,212                5,640
                                                                              ----------           ----------
                                                                                  25,504               27,785
                                                                              ----------           ----------
WIRELESS (2.6%)
-------------------------------------------------------------------------------------------------------------
   Research In Motion Limited (b)(f)                         500                  42,355               41,210
                                                                              ----------           ----------
                                                                                  42,355               41,210
                                                                              ----------           ----------
TOTAL COMMON STOCKS (107.2%)                                                   1,570,725            1,741,501
                                                                              ==========           ==========
   Total investments in securities (107.2%)                                   $1,570,725(c)        $1,741,501
                                                                              ==========
   Liabilities in excess of other assets (-7.2%)                                                     (116,634)
                                                                                                   ----------
NET ASSETS (100.0%)                                                                                $1,624,867
                                                                                                   ==========

   Notes to Schedule of Investments:

   Percentage of investments as shown is the ratio of the total market value to total net assets.

   (a) Securities are valued by procedures described in the financial statements.

   (b) Presently non-income producing.

See accompanying notes to schedule of investments and financial statements.   15

SCHEDULE OF INVESTMENTS (concluded)         American Eagle Large-Cap Growth Fund
                                                               December 31, 2004

   (c) Cost for federal income tax purposes at December 31, 2004, was $1,714,328. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

       ------------------------------------------------------------------------
       Gross unrealized appreciation                                   $220,420
       Gross unrealized depreciation                                   (193,247)
                                                                     ----------
       Net unrealized appreciation                                     $ 27,173
       ------------------------------------------------------------------------

   (d) Schedule of Options Written:


       CONTRACTS (100 SHARES PER CONTRACT)                          MARKET VALUE
       -------------------------------------------------------------------------
       CALL OPTIONS
             Sepracor Inc.
       21    Expiration April 2005, Exercise Price $60.00                 $9,555
       -------------------------------------------------------------------------
       21    Total Call Options Written (Premiums received $10,137)       $9,555
       =========================================================================

   (e) As of December 31, 2004, initial margin deposits of $60,000 have been pledged in connection with the following open short future contracts.


                                                                     UNREALIZED
       CONTRACTS        ISSUE                     MARKET VALUE     DEPRECIATION
       ------------------------------------------------------------------------
       4  NASDAQ 100 -- March 2005                    $651,400          $(4,639)
       ------------------------------------------------------------------------
       Total                                          $651,400          $(4,639)
       ========================================================================

   (f) Represents foreign securities or Exchange Traded Funds holding primarily foreign securities, which are both listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

       ADR - American Depository Receipt

   (g) Securities partially on deposit, with a market value of $112,860, held in a margin account as collateral for short sales and options as of December 31, 2004.



16                               See accompanying notes to financial statements.

FINANCIAL STATEMENTS                                           December 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

                                                                          American Eagle        American Eagle      American Eagle
                                                                       Capital Appreciation         Twenty         Large-Cap Growth
                                                                               Fund                  Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   Investment in securities of unaffiliated issuers, at
    market value (Note 2) (identified cost: $2,458,615,
    $1,040,317, and $1,570,725, respectively)                                  $  3,123,597       $  1,592,739         $  1,741,501
   Investment in securities of affiliated issuers, at market
    value (Note 2) (identified cost: $201,786, $116,903
    and $0, respectively)                                                           227,448            153,090                   --
   Cash                                                                             135,738            623,111               75,354
   Receivable for securities sold                                                   211,452            170,218              149,720
   Deposits with brokers on securities sold short                                   259,676            130,225               10,172
   Dividends and interest receivable                                                    545                317                  442
   Prepaid expenses and other assets                                                 18,736             19,266               20,943
                                                                               ----------------------------------------------------
    Total Assets                                                                  3,977,192          2,688,966            1,998,132
                                                                               ----------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
   Options written, at market value (premiums
    received -- $40,309, $24,672, and $10,137,
    respectively)                                                                    64,150             38,945                9,555
   Bank borrowings (Note 5)                                                         122,000                 --              275,000
   Payable for securities purchased                                                 252,375            238,486               47,511
   Accrued investment advisory fee                                                    3,775              2,593                2,355
   Payable for variation margin on futures contracts                                    450                300                  506
   Accrued expenses and other liabilities                                            31,726             28,657               38,338
                                                                               ----------------------------------------------------
    Total Liabilities                                                               474,476            308,981              373,265
                                                                               ----------------------------------------------------
   Net assets applicable to outstanding capital stock                          $  3,502,716       $  2,379,985         $  1,624,867
                                                                               ====================================================
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------------------------------------
   Capital stock (par value $.01 per share -- authorized
    10 billion shares; outstanding: 648,461, 315,319,
    and 208,583 shares, respectively)                                          $ 11,988,737       $  5,759,677         $  4,059,008
   Accumulated net realized loss on investments                                  (9,140,255)        (3,944,067)          (2,600,860)
   Net unrealized appreciation (depreciation) on:
     Investments                                                                    690,644            588,609              170,776
     Written options                                                                (23,841)           (14,273)                 582
     Futures contracts                                                              (12,569)            (9,961)              (4,639)
                                                                               ----------------------------------------------------
   Total, representing net assets applicable to
    outstanding capital stock                                                  $  3,502,716       $  2,379,985         $  1,624,867
                                                                               ====================================================
   Net asset value, redemption price and offering price
    per share                                                                  $       5.40       $       7.55         $       7.79
                                                                               ====================================================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                         17

FINANCIAL STATEMENTS (continued)                    Year ended December 31, 2004

STATEMENTS OF OPERATIONS

                                                                        American Eagle          American Eagle      American Eagle
                                                                     Capital Appreciation           Twenty         Large-Cap Growth
                                                                             Fund                    Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------------------
   Interest                                                                    $   30,529           $    8,529           $    4,326
   Dividends                                                                       16,599                6,619               19,464
   Other income                                                                       729                  471                  431
                                                                               ----------------------------------------------------
                                                                                   47,857               15,619               24,221
                                                                               ----------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
   Investment advisory fees                                                        52,949               34,996               39,016
   Registration fees                                                               15,193               14,098               15,595
   Administration fees                                                              9,706                7,144                7,080
   Fund accounting fees                                                            10,902                7,689                9,505
   Audit fees                                                                      19,724               13,229               13,289
   Legal fees                                                                       6,222                5,029                6,278
   Transfer agent fees and expenses                                                14,830               10,438               13,123
   Custodian fees                                                                  10,102                9,977               10,304
   Reports to shareholders                                                          5,124                3,294                4,353
   Directors' fees                                                                  4,392                2,562                4,258
   Other                                                                           11,305               11,821               13,181
                                                                               ----------------------------------------------------
     Total expenses before interest expense and
     dividends on short sale positions                                            160,449              120,277              135,982
   Interest expense (Note 5)                                                          951                   --                  880
   Dividends on short sale positions                                                  881                   --                1,899
                                                                               ----------------------------------------------------
     Total expenses after interest expense and dividends
     on short sale positions                                                      162,281              120,277              138,761
                                                                               ----------------------------------------------------
   Net investment loss                                                         $ (114,424)          $ (104,658)          $ (114,540)
                                                                               ----------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
     Long transactions                                                            808,675              825,235              271,083
     Short sale transactions                                                     (144,730)            (102,577)              (9,514)
     Written options transactions                                                   4,466                  992             (159,517)
     Futures contracts closed                                                     (56,648)             (39,819)             (80,312)
                                                                               ----------------------------------------------------
      Net realized gain                                                           611,763              683,831               21,740
                                                                               ----------------------------------------------------
   Change in unrealized appreciation (depreciation) on:
     Long transactions (including appreciation due to
     investments of affiliated issuers of $25,662,
     $36,187 and $0, respectively)                                               (576,793)            (365,469)             (67,454)
     Short sale transactions                                                      199,449              146,686                   --
     Written options transactions                                                 (12,920)              (6,082)             (16,993)
     Futures contracts                                                            152,055               87,210              136,120
                                                                               ----------------------------------------------------
      Net unrealized gain (loss) on investments                                  (238,209)            (137,655)              51,673
                                                                               ----------------------------------------------------
   Net realized and unrealized gain on investments                                373,554              546,176               73,413
                                                                               ----------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations                                                                 $  259,130           $  441,518           $  (41,127)
                                                                               ====================================================


--------------------------------------------------------------------------------
18                           See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          American Eagle
                                                                                                    Capital Appreciation Fund
                                                                                              -------------------------------------
                                                                                                Year Ended               Year Ended
                                                                                                 12/31/04                 12/31/03
                                                                                              -------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                                                        $   (114,424)            $    (21,691)
   Net realized gain (loss) on investment transactions                                             611,763               (1,438,237)
   Net change in unrealized appreciation (depreciation)                                           (238,209)               3,001,277
                                                                                              -------------------------------------
   Net increase in net assets resulting from operations                                            259,130                1,541,349
                                                                                              -------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                                    72,398                  340,392
   Cost of shares redeemed                                                                      (2,119,468)              (1,121,700)
                                                                                              -------------------------------------
   Net decrease in net assets resulting from capital share transactions                         (2,047,070)                (781,308)
                                                                                              -------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                                      (1,787,940)                 760,041
   Net assets at beginning of year                                                               5,290,656                4,530,615
                                                                                              -------------------------------------
   Net assets at end of year                                                                  $  3,502,716             $  5,290,656
                                                                                              =====================================
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Shares sold                                                                                      14,550                   79,720
   Shares redeemed                                                                                (412,876)                (227,404)
                                                                                              -------------------------------------
   Net decrease in shares outstanding                                                             (398,326)                (147,684)
                                                                                              =====================================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           19

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    American Eagle Twenty Fund
                                                                                              -------------------------------------
                                                                                                Year Ended               Year Ended
                                                                                                 12/31/04                 12/31/03
                                                                                              -------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                                                        $   (104,658)              $  (22,848)
   Net realized gain (loss) on investment transactions                                             683,831                 (936,199)
   Net change in unrealized appreciation (depreciation)                                           (137,655)               2,112,004
                                                                                              -------------------------------------
   Net increase in net assets resulting from operations                                            441,518                1,152,957
                                                                                              -------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                                    15,176                  615,949
   Cost of shares redeemed                                                                      (2,105,662)                (943,904)
                                                                                              -------------------------------------
   Net decrease in net assets resulting from capital share transactions                         (2,090,486)                (327,955)
                                                                                              -------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                                      (1,648,968)                 825,002
   Net assets at beginning of year                                                               4,028,953                3,203,951
                                                                                              -------------------------------------
   Net assets at end of year                                                                  $  2,379,985               $4,028,953
                                                                                              =====================================
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Shares sold                                                                                       2,267                  110,426
   Shares redeemed                                                                                (319,627)                (154,430)
                                                                                              -------------------------------------
   Net decrease in shares outstanding                                                             (317,360)                 (44,004)
                                                                                              =====================================



--------------------------------------------------------------------------------
20                           See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          American Eagle
                                                                                                      Large-Cap Growth Fund
                                                                                              -------------------------------------
                                                                                                Year Ended               Year Ended
                                                                                                 12/31/04                 12/31/03
                                                                                              -------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                                                        $   (114,540)            $    (17,291)
   Net realized gain (loss) on investment transactions                                              21,740                 (661,085)
   Net change in unrealized appreciation                                                            51,673                1,878,562
                                                                                              -------------------------------------
   Net increase (decrease) in net assets resulting from operations                                 (41,127)               1,200,186
                                                                                              -------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                                   407,333                   61,083
   Cost of shares redeemed                                                                      (2,720,951)              (3,589,640)
                                                                                              -------------------------------------
   Net decrease in net assets resulting from capital share transactions                         (2,313,618)              (3,528,557)
                                                                                              -------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                                                 (2,354,745)              (2,328,371)
   Net assets at beginning of year                                                               3,979,612                6,307,983
                                                                                              -------------------------------------
   Net assets at end of year                                                                  $  1,624,867             $  3,979,612
                                                                                              =====================================
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   Shares sold                                                                                      53,829                    8,755
   Shares redeemed                                                                                (352,206)                (449,004)
                                                                                              -------------------------------------
   Net decrease in shares outstanding                                                             (298,377)                (440,249)
                                                                                              =====================================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           21

FINANCIAL STATEMENTS (concluded)                    Year Ended December 31, 2004

STATEMENTS OF CASH FLOWS


                                                                        American Eagle          American Eagle      American Eagle
                                                                     Capital Appreciation           Twenty         Large-Cap Growth
                                                                             Fund                    Fund                Fund
-----------------------------------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------------------------------------------------------
   Sales of capital shares                                                   $     72,398         $     15,176         $    407,333
   Repurchases of capital shares                                               (2,119,468)          (2,105,662)          (2,720,951)
   Net change in receivables/payables related to
    capital share transactions                                                         --                   --                   --
                                                                             ------------------------------------------------------
   Cash used by capital share transactions                                     (2,047,070)          (2,090,486)          (2,313,618)
   Net borrowings                                                                 122,000                   --              275,000
                                                                             ------------------------------------------------------
                                                                             $ (1,925,070)        $ (2,090,486)        $ (2,038,618)
                                                                             ------------------------------------------------------
CASH PROVIDED (USED) BY OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
   Purchases of investments including short covers                            (10,848,178)          (6,598,166)          (8,176,676)
   Proceeds from sales of investments including
    short sales                                                                11,916,247            7,991,332            9,186,487
                                                                             ------------------------------------------------------
                                                                                1,068,069            1,393,166            1,009,811
                                                                             ------------------------------------------------------
   Change from futures contracts                                                   94,449               46,516               55,089
   Change in short-term investments                                                    --              595,000              950,000
   Change from other trading activities                                           594,257              475,675             (114,393)
   Net investment loss                                                           (114,424)            (104,658)            (114,540)
   Net change in receivables/payables related to
    operations                                                                     46,446              122,136              (93,568)
                                                                             ------------------------------------------------------
                                                                                  620,728            1,134,669              682,588
                                                                             ------------------------------------------------------
                                                                                1,688,797            2,527,835            1,692,399
                                                                             ------------------------------------------------------
   Net increase (decrease) in cash                                               (236,273)             437,349             (346,219)
   Cash, beginning of year                                                        372,011              185,762              421,573
                                                                             ------------------------------------------------------
   Cash, end of year                                                         $    135,738         $    623,111         $     75,354
                                                                             ======================================================
   Supplemental information:
   Cash paid for interest                                                    $        446         $         --         $        869

--------------------------------------------------------------------------------
22                           See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2004

1. ORGANIZATION
American Eagle Capital Appreciation Fund ("Capital Appreciation Fund"), American Eagle Twenty Fund ("Twenty Fund") and American Eagle Large-Cap Growth Fund ("Large-Cap Growth Fund") (each, a "Fund" or collectively, the "Funds") are separate non-diversified investment portfolios and series of capital stock of American Eagle Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Jundt Associates, Inc. serves as the investment adviser (the "Adviser") and is responsible for managing the Funds' portfolios of securities.


As of December 31, 2004, principals of Jundt Associates, Inc. and their related investment accounts owned approximately the following percentage of the outstanding shares of each Fund:

                                                                 Ownership of
                                                              Outstanding Shares
--------------------------------------------------------------------------------
Capital Appreciation Fund                                                  36.0%
Twenty Fund                                                                54.1%
Large-Cap Growth Fund                                                      34.1%


The investment objective of each Fund is capital appreciation, and each Fund's principal investment strategy is as follows:

o Capital Appreciation Fund normally emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that the market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty Fund normally maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to generate additional investment returns.

o Large-Cap Growth Fund normally maintains a core portfolio of 30 to 50 securities of primarily large American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the Russell 1000 Growth Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short, and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:


INVESTMENT IN SECURITIES
Investment in securities traded on U.S. securities exchanges and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Investments in securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.


Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.


FEDERAL TAXES
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders. Therefore, no income tax provision is required. The Funds have a tax year end of December 31. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.


Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2004


On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:

                          Accumulated         Undistributed          Additional
                         Net Realized        Net Investment           Paid In
                          Gain (Loss)            Income               Capital
-------------------------------------------------------------------------------
Capital Appreciation
 Fund                         $    --              $114,425           $(114,425)
Twenty Fund                        --               104,658            (104,658)
Large-Cap Growth
 Fund                         (27,438)              114,540             (87,102)
-------------------------------------------------------------------------------

As of December 31, 2004, the Funds have the following capital loss carryforwards:

                                                                     Expiration
                                                Amount                  Date
-------------------------------------------------------------------------------
Capital Appreciation Fund                    (3,380,738)                2009
                                             (4,327,476)                2010
                                               (777,134)                2011

Twenty Fund                                  (1,688,172)                2009
                                             (1,358,125)                2010
                                               (634,831)                2011

Large-Cap Growth Fund                          (421,557)                2009
                                             (1,251,407)                2010
                                               (781,963)                2011


It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryforwards have been offset or expire.

At December 31, 2004, distributable ordinary income, long-term capital gains, and net unrealized appreciation and depreciation for federal tax purposes were as follows:


                                                                  Distributable
                                   Net          Distributable       Long-Term
                              Appreciation/       Ordinary           Capital
                              Depreciation         Income             Gains
-------------------------------------------------------------------------------
Capital Appreciation
 Fund                          $ 23,169             $ --              $ --
Twenty Fund                     315,710               --                --
Large-Cap Growth
 Fund                            27,173               --                --
-------------------------------------------------------------------------------

None of the Funds paid any dividends during the years ended December 31, 2004 and December 31, 2003. For tax purposes, the Funds have current deferred post-October capital loss. This loss will be realized for tax purposes on the first day of the succeeding year. The Funds current deferred post-October capital losses are as follows: Capital Appreciation Fund - $0; Twenty Fund - $0; and Large-Cap Growth Fund - $0.


REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may invest uninvested cash balances in repurchase agreements and/or short-term money market instruments.


INITIAL PUBLIC OFFERINGS
Each Fund may participate in the initial public offering (IPO) market and historically a significant portion of the Capital Appreciation Fund and Twenty Fund returns during certain periods have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as a Fund's assets grow. The impact of IPOs on the Funds' performance likely will decrease if the Fund's asset size increases, which could reduce the Fund's total returns over time. IPOs have not been consistently available to the Funds since 2000, and may not be consistently available in the future.


DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.


OPTIONS TRANSACTIONS
For hedging purposes, the Funds may purchase and sell put and call options on their portfolio securities. Each Fund may also employ these techniques on an opportunistic basis to attempt to generate additional investment returns.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.


FINANCIAL FUTURES CONTRACTS
The Funds may buy and sell futures contracts and related options for hedging purposes and to attempt to increase investment returns. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2004


gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


SHORT SALE TRANSACTIONS
The Funds may seek to hedge investments or realize additional gains through short sales. Short selling obligates a Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, in a segregated account with a broker and/or custodian, cash and/or other liquid securities sufficient to cover its short position. There are no securities sold short at December 31, 2004.

In addition, for hedging purposes, each Fund may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".


DISTRIBUTION TO SHAREHOLDERS
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.


EXPENSES
Expenses directly attributable to each Fund are charged to that Fund's operations; expenses that are applicable to all of the Funds are allocated between the Funds on a pro rata basis relative to net assets.


USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates (e.g. on assets, liabilities and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


3. INVESTMENT SECURITY TRANSACTIONS
For the year ended December 31, 2004, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities were as follows:


                                                       Cost of         Proceeds
                                                      Purchases       from Sales
--------------------------------------------------------------------------------
Capital Appreciation Fund
   Long-term investment
    transactions                                     $9,228,676      $11,256,122
   Short sale transactions                           $1,619,503      $   683,086
Twenty Fund
   Long-term investment
    transactions                                     $5,366,843      $ 7,451,343
   Short sale transactions                           $1,231,323      $   539,988
Large-Cap Growth Fund
   Long-term investment
    transactions                                     $7,787,460      $ 8,893,010
   Short sale transactions                           $  193,437      $   202,951
--------------------------------------------------------------------------------


4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For its services, each Fund pays a monthly investment advisory fee calculated at the annualized rate of 1.3% of each Fund's average daily net assets.

Effective October 1, 2003, the Company and other fund companies managed by the Adviser (the "Fund Complex") have entered into agreements with U.S. Bancorp Fund Services, LLC ("USBFS") to provide administration, transfer agent and fund accounting services. The fees for such services are based upon net asset levels of the Funds or on the number of shareholder accounts, subject to certain annual Fund Complex minimums.

Administration fees are based on 0.16% of average daily net assets, subject to a $260,000 minimum Fund Complex fee (plus reimbursable expenses). Transfer agent fees are based on $17.00 per shareholder account plus 0.03% of average daily net assets, subject to a $270,000 minimum Fund Complex fee (plus reimbursable expenses). Fund accounting fees are $285,000 on the first $170 million of net assets for the Fund Complex. Fund accounting fees on net assets in excess of $170 million are subject to a reduced fee schedule.

During the period ended December 31, 2004, the fees for these services were subject to the above Fund Complex minimums. For these fees USBFS provides facilities, clerical, record keeping and other services required to support the daily operations of the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares.

In addition to the investment management fee, administration fee, transfer agent fee and fund accounting fee, each Fund is responsible for paying most other operating expenses, including directors' fees and expenses; custodian fees; registration

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2004


fees; printing and shareholder reports; expenses for legal and auditing services; insurance; and other miscellaneous expenses.

Legal fees of $6,222 for the year ended December 31, 2004, for Capital Appreciation Fund, $5,029 for Twenty Fund and $6,278 for Large-Cap Growth Fund were incurred with a law firm of which the secretary of the Fund companies is a partner. Certain officers and/or directors of the Fund companies are officers and/or directors of the Adviser and/or the Distributor.

Each of the directors of the Company is also a director of other fund companies managed by the Adviser. The Company and the other fund companies managed by the Adviser pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" (as defined in the Act) of any fund company managed by the Adviser. In the aggregate, the Company and the other fund companies managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2004, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for three directors who received $19,500 each. No compensation is paid by the Funds to officers or directors who are affiliated with the Adviser.


5. BANK BORROWINGS
The Funds entered into a Credit Agreement with U.S. Bank, N.A., for an amount not to exceed in the aggregate $5,000,000 or, with respect to each Fund, one-third of the Fund's total assets. For the year ended December 31, 2004, Capital Appreciation Fund's average daily balance of loans outstanding was $19,864 at a weighted average interest rate of 4.80%. The maximum amount of loans outstanding at any time during the period was $280,000, or 5.33% of total assets. The loans were collateralized by certain Capital Appreciation Fund investments. Large-Cap Growth Fund's average daily balance of loans outstanding was $19,568 at a weighted average interest rate of 4.46%. The maximum amount of loans outstanding at any time during the period was $466,000, or 15.04% of total assets. The loans were collateralized by certain Large-Cap Growth Fund investments. Twenty Fund did not have any loans during the period. As of December 31, 2004 the outstanding loan balances were $122,000 for Capital Appreciation Fund, $0 for Twenty Fund and $275,000 for Large-Cap Growth Fund.


6. OPTION CONTRACTS WRITTEN
For Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund, the premium amount and number of option contracts written during the year ended December 31, 2004 were as follows:


                                                        Premium        Number of
                                                        Amount         Contracts
--------------------------------------------------------------------------------
Capital Appreciation Fund
   Options outstanding at
    December 31, 2003                                  $25,879            40
   Options written                                      49,157           106
   Options closed                                       (8,849)          (26)
   Options exercised                                   (25,878)          (40)
   Options expired                                          --            --
                                                       -------------------------
   Options outstanding at
    December 31, 2004                                  $40,309            80
================================================================================


                                                        Premium        Number of
                                                        Amount         Contracts
--------------------------------------------------------------------------------
Twenty Fund
   Options outstanding at
    December 31, 2003                                  $19,409            30
   Options written                                      28,568            57
   Options closed                                       (3,896)           (8)
   Options exercised                                   (19,409)          (30)
   Options expired                                          --            --
                                                       -------------------------
   Options outstanding at
    December 31, 2004                                  $24,672            49
================================================================================


                                                        Premium        Number of
                                                        Amount         Contracts
--------------------------------------------------------------------------------
Large-Cap Growth Fund
   Options outstanding at
    December 31, 2003                                  $41,065            81
   Options written                                     333,653           520
   Options closed                                     (364,581)         (580)
   Options exercised                                        --            --
   Options expired                                          --            --
                                                       -------------------------
   Options outstanding at
    December 31, 2004                                  $10,137            21
================================================================================

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2004


7. FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:


                                                                             American Eagle Capital Appreciation Fund
                                                               --------------------------------------------------------------------
                                                               Year Ended     Year Ended     Year Ended     Year Ended   Year Ended
                                                                 12/31/04       12/31/03       12/31/02       12/31/01     12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of year                                                $  5.05        $  3.79       $   7.05       $   9.79     $ 10.00
                                                               --------------------------------------------------------------------
OPERATIONS
 Net investment loss                                                (0.14)         (0.02)         (0.08)         (0.14)      (0.25)
 Net realized and unrealized gains (losses) on investments           0.49           1.28          (3.18)         (1.57)       8.83
                                                               --------------------------------------------------------------------
 Total from operations                                               0.35           1.26          (3.26)         (1.71)       8.58
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                                  --             --             --          (1.03)      (8.79)
                                                               --------------------------------------------------------------------
NET ASSET VALUE
 End of year                                                      $  5.40        $  5.05       $   3.79       $   7.05     $  9.79
                                                               ====================================================================
Total return(1)                                                      6.93%         33.25%        (46.24%)       (17.17%)     84.67%
Net assets at end of year (000s omitted)                          $ 3,503        $ 5,291       $  4,531       $ 11,999     $13,044
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses                                                        3.94%          3.81%          3.26%          2.42%       2.61%
 Gross expenses including interest expense and dividends
 on short sale positions                                             3.96%          3.85%          3.48%          2.48%       2.63%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                                (2.81%)        (0.39%)        (1.49%)        (1.57%)     (1.56%)
 Portfolio turnover rate                                              247%           141%           261%           392%        557%

(1) Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2004

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:


                                                                                    American Eagle Twenty Fund
                                                               --------------------------------------------------------------------
                                                               Year Ended     Year Ended     Year Ended     Year Ended   Year Ended
                                                                 12/31/04       12/31/03       12/31/02       12/31/01     12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of year                                                $  6.37        $  4.73       $   7.17       $   9.35     $ 10.00
                                                               --------------------------------------------------------------------
OPERATIONS
 Net investment loss                                                (0.26)         (0.03)         (0.10)         (0.18)      (0.33)
 Net realized and unrealized gains (losses) on investments           1.44           1.67          (2.34)         (1.27)       5.64
                                                               --------------------------------------------------------------------
 Total from operations                                               1.18           1.64          (2.44)         (1.45)       5.31
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                                  --             --             --          (0.73)      (5.96)
                                                               --------------------------------------------------------------------
NET ASSET VALUE
 End of year                                                      $  7.55        $  6.37       $   4.73       $   7.17     $  9.35
                                                               ====================================================================
Total return(1)                                                     18.52%         34.67%        (34.03%)       (15.47%)     49.66%
Net assets at end of year (000s omitted)                          $ 2,380        $ 4,029       $  3,204       $  8,242     $ 7,951
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses                                                        4.47%          4.40%          3.75%          2.95%       2.93%
 Gross expenses including interest expense                           4.47%          N/A            3.77%          3.01%       2.97%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                                (3.89%)        (0.56%)        (1.68%)        (2.28%)     (2.24%)
 Portfolio turnover rate                                              239%           129%           206%           212%        297%

(1) Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

NOTES TO FINANCIAL STATEMENTS (concluded)                      December 31, 2004


7. FINANCIAL HIGHLIGHTS (CONCLUDED)
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:


                                                                                       American Eagle
                                                                                    Large-Cap Growth Fund
                                                               --------------------------------------------------------------------
                                                                                                                      For the Period
                                                              Year Ended    Year Ended    Year Ended     Year Ended       12/29/00*-
                                                                12/31/04      12/31/03      12/31/02       12/31/01        12/31/00
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of year                                              $ 7.85        $ 6.66        $  9.01        $ 10.00           $10.00
                                                               --------------------------------------------------------------------
OPERATIONS
 Net investment loss                                             (0.29)        (0.02)         (0.06)         (0.16)              --
 Net realized and unrealized gains (losses) on investments        0.23          1.21          (2.29)         (0.83)              --
                                                               --------------------------------------------------------------------
 Total from operations                                           (0.06)         1.19          (2.35)         (0.99)              --
                                                               --------------------------------------------------------------------
NET ASSET VALUE
 End of year                                                    $ 7.79        $ 7.85        $  6.66        $  9.01           $10.00
                                                               ====================================================================
Total returns(1)                                                 (0.76%)       17.87%        (26.08%)        (9.90%)           0.00%
Net assets at end of year (000s omitted)                        $1,625        $3,980        $ 6,308        $10,787           $   --
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses                                                     4.53%         3.64%          3.08%          2.74%             N/A
 Gross expenses including interest expense and dividends
 on short sale positions                                          4.56%         3.67%          3.09%          2.78%             N/A
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                             (3.82%)       (0.29%)        (0.81%)        (1.76%)            N/A
 Portfolio turnover rate                                           296%          134%           258%           276%               0%

(1)Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

  *Commencement of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
American Eagle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund (funds within American Eagle Funds, Inc.) as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund as of December 31, 2004, and results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
February 18, 2005

EXPENSE EXAMPLE -- DECEMBER 31, 2004 (unaudited)


     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.


ACTUAL EXPENSES
     The first line of each Fund share class in the table below provides information about actual account values and actual expenses. You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                     Beginning              Ending             Expenses Paid
                                                   Account Value        Account Value         During Period(1)         Annualized
                                                       7/1/04              12/31/04          7/1/04 - 12/31/04        Expense Ratio
                                                   --------------------------------------------------------------------------------
Capital Appreciation Fund
 Actual                                               $1,000.00           $1,020.30                $21.68                  4.27%
 Hypothetical (5% return before expenses)              1,000.00            1,007.30                 21.55                  4.27
Twenty Fund
 Actual                                                1,000.00            1,062.20                 24.10                  4.65
 Hypothetical (5% return before expenses)              1,000.00            1,003.50                 23.42                  4.65
Large-Cap Growth Fund
 Actual                                                1,000.00              942.10                 23.92                  4.90
 Hypothetical (5% return before expenses)              1,000.00            1,001.00                 24.65                  4.90

(1) Expenses are equal to the annualized expense ratios multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

DIRECTORS AND OFFICERS


INDEPENDENT DIRECTORS

                                                   Term of
                             Position(s) Held     Office and           Principal              Number of Funds           Other
                                 With Fund       Length of           Occupation(s)            in Fund Complex     Directorships Held
Name, Address, and Age          Companies(1)    Time Served(2)    During Past 5 Years      Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
John E. Clute                   Director            1999         Professor of Law,                 9           Director of Hecla
1221 West Riverside Avenue                                       Gonzaga University                            Mining Company
Spokane, WA 99201                                                School of Law, since
Age: 70                                                          1991; Dean, Gonzaga
                                                                 University School of
                                                                 Law, from 1991 to
                                                                 2001.

Floyd Hall                      Director            1999         Chairman and Chief                9           None
190 Upper Mountain Road                                          Executive Officer of
Montclair, NJ 07042-1918                                         Floyd Hall Enterprises
Age: 66                                                          (baseball, equestrian
                                                                 and ice arena facilities)
                                                                 from 1996 to present;
                                                                 Chairman, President
                                                                 and Chief Executive
                                                                 Officer of K-Mart
                                                                 Corporation from 1995
                                                                 to 2000.

Clark W. Jernigan               Director            1999         Principal, Austin                 9           Director of Staktek
300 W. 6th Street                                                Ventures (venture                             Holdings Inc.
Austin, TX 78701                                                 capital firm), Austin,
Age: 43                                                          Texas since 2001;
                                                                 Director of Engineer-
                                                                 ing, Vice President
                                                                 and General Manager,
                                                                 Cirrus Logic, Inc.
                                                                 (consumer electronics
                                                                 solutions), Austin,
                                                                 Texas from 1997 to 2001.

Michael R. Mooney               Director            2003         Cardiologist, Minneapolis         9           None
900 E. 28th St., Suite 300                                       Cardiology Associates,
Minneapolis, MN 55407                                            Minneapolis, Minnesota
Age: 51                                                          from 1987 to present.

Darrell R. Wells                Director            1999         Chairman and President,           9           Director of Churchill
4350 Brownsboro Road                                             SMC Capital, Inc.                             Downs Inc. and
Suite 310                                                        (registered investment                        Citizens Financial
Louisville, KY 40207                                             adviser), Louisville,                         Inc.
Age: 62                                                          Kentucky.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

DIRECTORS AND OFFICERS (concluded)


INTERESTED DIRECTORS AND OFFICERS

                                                    Term of            Principal
                             Position(s) Held     Office and          Occupation(s)           Number of Funds           Other
                                 With Fund         Length of          During Past             in Fund Complex     Directorships Held
Name, Address, and Age         Companies(1)     Time Served(2)          5 Years            Overseen by Director      by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
James R. Jundt(4)              Chairman                1999       Chairman of the Board,              9                  None
301 Carlson Parkway            of the Board                       Chief Executive Officer,
Suite 120                                                         Secretary and portfolio
Minnetonka, MN 55305                                              manager of the Investment
Age: 63                                                           Adviser since its
                                                                  inception in 1982;
                                                                  Chairman of the Board
                                                                  of the Distributorsince
                                                                  1997.

Marcus E. Jundt(5)             President         President        Vice Chairman and                   9                  None
301 Carlson Parkway            and Director      since 1999       portfolio manager of the
Suite 120                                        and Director     Investment Adviser since
Minnetonka, MN 55305                             since 2000       1992; President of the
Age: 39                                                           Distributor since 1997.

Gerald M. Fitterer, CPA        Treasurer         Treasurer        Chief Compliance Officer           N/A                  N/A
301 Carlson Parkway            and Chief         since 2002       since 2004 and Chief Financial
Suite 120                      Compliance        and CCO          Officer of the Investment
Minnetonka, MN 55305           Officer (CCO)     since 2004       Adviser since 2002.
Age: 37                                                           Vice President of Finance/
                                                                  Director of Finance, Zamba
                                                                  Corporation (systems
                                                                  integration consulting), 2000 to
                                                                  2002. Regional Controller,
                                                                  Renaissance Worldwide, Inc.
                                                                  (IT consulting), 1997 to 2000.

James E. Nicholson             Secretary               1999       Partner with the law firm of       N/A                  N/A
2200 Wells Fargo Center                                           Faegre & Benson LLP,
90 South Seventh Street                                           Minneapolis, Minnesota,
Minneapolis, MN 55402                                             which has served as general
Age: 53                                                           counsel to the Investment
                                                                  Adviser, American Eagle
                                                                  Funds, Inc, Jundt Growth
                                                                  Fund, Inc., Jundt Funds, Inc.
                                                                  and the Distributor since
                                                                  their inception.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
    Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

(4) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. James R. Jundt is the father of Marcus E. Jundt.

(5) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305



                                   DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305



                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202



                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202



                                    CUSTODIAN
                                U.S. Bank, N.A.
                                625 Walnut Street
                              Cincinnati, OH 45202



                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    KPMG LLP
                             4200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402



                                  LEGAL COUNSEL
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402




FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-335-0333 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUNDS' CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-335-0333.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-335-0333. A COPY OF THE FUNDS' PROXY VOTING RECORDS MAY ALSO BE OBTAINED, WITHOUT CHARGE, ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV OR UPON REQUEST, BY CALLING 1-800-335-0333.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. FORMS N-Q ARE AVAILABLE FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV) OR UPON REQUEST BY CALLING 1-800-335-0333. THE FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (1-800-SEC-0330).

ITEM 2. CODE OF ETHICS.

As of the end of the period covered in this report, The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-541-0677.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Darrell R. Wells, a member of the Audit Committee, has been determined by the board of directors in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Wells is an "independent" member of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) AUDIT FEES - The aggregate audit fees billed to the Registrant by its principal accountant, KPMG LLP ("KPMG"), for the years ending December 31, 2004 and 2003 were $39,000 and $37,500, respectively.

(b) AUDIT - RELATED FEES - The aggregate audit-related fees billed to the Registrant by KPMG for the years ending December 31, 2004 and 2003 were $0 and $0, respectively.

         The aggregate audit-related services billed by KPMG to the Registrant's investment advisor, Jundt Associates, Inc. (Jundt Associates"), and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant, for the years ending December 31, 2004 and 2003 were $1,800 and $0, respectively.

(c) TAX FEES - The aggregate tax fees billed to the Registrant by KPMG for the years ending December 31, 2004 and 2003 were $8,400 and $8,100, respectively. These fees were for review of tax returns and supporting schedules and review of excise distribution calculations.

         The aggregate tax fees billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2004 and 2003 were $3,100 and $2,900, respectively.

(d) ALL OTHER FEES - The aggregate other fees billed to the Registrant by KPMG for the years ending December 31, 2004 and 2003 were $0 and $0, respectively.

         The aggregate other services billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2004 and 2003 were $1,800 and $0, respectively.

(e)      (1)      Approval is required of all audit and significant permitted non-audit engagements of KPMG, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Registrant but also services provided to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant where the nature of the services provided has a direct relationship to the operations of financial reporting of the Registrant;
                  pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

                  In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-material permissible non-audit service to be provided either by KPMG or any another audit firm, such pre-approval may be procured in writing form the chair of the Registrant's audit committee or, in the event of his or her unavailability, from any other member of the audit committee, as alternates. Any such pre-approval shall be subject to consideration and review by the audit committee at its next meeting.

(e)      (2)      None of the services described in paragraphs (b) through (d)
                  of this Item were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2 - 01 of Regulation S-X.

(f)      Not applicable.


(g) For the years ending December 31, 2004 and 2003, the aggregate non-audit fees billed by KPMG to the Registrant, and to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant were $11,500 and $11,000, respectively.

(h) Since the effective date of the requirements of paragraph (c) (7) (ii) of Rule 2 -01 of Regulation S-X, the audit committee has pre-approved all non-audit services rendered to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed summarized, and reported timely.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

 ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed March 5, 2004.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) American Eagle Funds, Inc.
                      ----------------------------------------------------------

         By (Signature and Title) /s/ James R. Jundt
                                  ----------------------------------------------
                                      James R. Jundt, Chairman of the Board
         Date     March 8, 2005
                ----------------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /s/ Marcus E. Jundt
                                  ----------------------------------------------
                                       Marcus E. Jundt, President

         Date   March 8, 2005
             -------------------------------------------------------------------

         By (Signature and Title)   /s/ Gerald M. Fitterer
                                   ---------------------------------------------
                                        Gerald M. Fitterer, Treasurer

         Date  March 8, 2005
             -------------------------------------------------------------------